                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-8059

                     Cohen & Steers Realty Focus Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

February 21, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2004. The net asset values per share at that date were $52.96, $52.92, and $52.93 for Class A, Class B, and Class C shares, respectively.
Class I shares had a net asset value of $53.00. In addition, semiannual dividends were declared for shareholders of record on December 22, 2004 and paid on December 23, 2004 in the amounts per share for Class A, B, C and I shares of $0.61, $0.57, $0.57, and $0.63, respectively.(a)

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Focus Fund had a total return, based on income and change in net asset value, of 16.9% for Class A shares. Class B and C shares both returned 16.8% for the quarter. Class I shares returned 17.1%. This compares to the NAREIT Equity REIT Index'sb total return of 15.2%. The Class I shares of the fund had a total return for the year of 41.0%, which compares to the NAREIT Equity REIT Index's total return of 31.6%.

    One year ago, in our year-end review, we shared our belief that REITs would experience 'a continuation of strong performance' as a result of strong expected economic fundamentals. We predicted that GDP would increase by at least 4% in 2004, creating 1.5 to 2.0 million jobs and leading to improving real estate fundamentals and accelerating cash flow growth rates for REITs. We are pleased to report that all of these predictions have been realized. In our view, the portfolio was well positioned to benefit from these factors. As a result, we experienced one of our best years ever in terms of both absolute and relative performance, outperforming our benchmark by a substantial margin.

    The major theme within the portfolio all year, and in our view the primary driver of REIT stock price appreciation, was the resurgence in growth, both cash flow growth and dividend growth. This has been the guiding force in our stock selection, where we added value in essentially all the property types in our investment universe. Contrary to many pundits who suggested that the directional change in interest rates would dominate REIT stock price performance, we continued to believe that changing interest rates have an indeterminate effect on REIT prices over the longer term (i.e. the correlation between the two is low). In our view, performance this year amply demonstrated that real estate fundamentals are what matter the most. REIT cash flow growth rates had been decelerating since the last peak in REIT stock prices in early 1998. REIT earnings growth finally bottomed in the

-------------------
(a) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.
(b) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

first quarter of 2004, after falling for six years, and then re-accelerated briskly in the second and third quarters, sparking a substantial REIT rally.

    Additionally, we believe that investors of all types -- individual and institutional, in the United States and abroad -- continued to gravitate toward REITs in recognition of their historical investment characteristics, including a secure and growing dividend stream, diversification away from the broader stock and bond markets, and competitive total returns. In addition, as more investors came to appreciate the investment characteristics of real estate, REIT merger activity heated up. The prices paid for real estate companies over the course of 2004 continued to validate the higher asset values associated with high quality U.S. commercial real estate assets.

    Regional mall companies continued to lead the REIT industry in performance. Benefiting from strong sales growth, rapid consolidation of ownership (resulting in greater leverage with retailers), strong demand for space by retailers, and a relatively fixed supply of franchise assets, regional malls returned 45.0%. Our stock selection and overweight in this sector was the greatest single contributor to the portfolio's performance. Shopping centers benefited from some of the same trends in retailing and returned 36.3%.

    The apartment and industrial sectors, both cyclical in nature, benefited from a strong economy and generated 34.7% and 34.1% total returns respectively. Our stock selection and overweight in the apartment sector were, in combination, the second greatest contributor to our performance this year. Manufactured housing was the worst performing sector, returning only 6.4% as lower apartment rents and affordable for-sale housing continued to disadvantage this low-priced housing alternative.

    Office companies also trailed the index on average by a wide margin, returning 23.3% as a group. Office fundamentals, however, varied widely across the United States. Several office companies in tightening markets generated total returns in excess of 30%, while many in markets with a more substantial vacancy overhang were virtually flat. By owning more of the former and less of the latter, we were able to add substantial value in this sector as well.

    Finally, a review of 2004 would be incomplete without considering an important milestone in the REIT sector. In late 2001, the broader stock market implicitly recognized the successful evolution of the U.S. REIT structure when REITs were included in the S&P 500 Index. In 2004, the rest of the world came to the same realization. The U.S. REIT had officially gone global. A growing handful of the most successful U.S. real estate companies began to successfully export their planning, construction, leasing, re-development and capital allocation skills to Europe and Asia. Their participation globally is no longer anecdotal. Their successes have been undeniable and notable for their investment discipline, product innovation and execution skills. This global expansion has significantly boosted the growth potential of these companies in our view.

    Foreigners, who, with a few notable exceptions have traditionally invested in U.S. real estate through direct ownership, are now investing in U.S. REITs in a significant way. Liquidity, income potential and access to local management talent top the list of reasons given for foreign investment in REITs.

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                                       2




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                     COHEN & STEERS REALTY FOCUS FUND, INC.

    Many foreign countries are paying the greatest possible compliment to the U.S. REIT structure by attempting to emulate its success in their own country. Following the adoption of the REIT structure by France and others, Germany, the U.K., Italy and Spain are notable examples of the many governments that have a U.S.-style REIT structure on their legislative agendas. We believe there may be significant IPO and securitization activity in these and other countries as property investors avail themselves of the benefits of the public REIT format. Over time we anticipate that an increasing amount of the world's income producing property will find its way into REIT-like vehicles, providing investors with truly global real estate investment opportunities.

INVESTMENT OUTLOOK

    Our superior investment results in 2004 began with getting the big picture right. Starting with the right macroeconomic assumptions was instrumental in anticipating how the REIT sector would behave and we believe this will be equally important in 2005. Quite simply, we anticipate that economic fundamentals in 2005 will be substantially similar to 2004 and in a few ways even better. We believe that GDP growth will be in the 3.5% range this year with job growth of about 2 million. In our view, barring any large, exogenous economic shocks, this will result in continuing improvement in the unemployment rate and real wage gains. In short, we believe the economic recovery should become self-sustaining and somewhat steadier.

    This should provide a continued positive backdrop for real estate fundamentals, characterized by higher occupancies, rents and cash flows for most property types and in most regions of the country. As a result, our estimates indicate that REIT cash flows and dividends will continue their re-acceleration through 2005 and 2006.

         CASH FLOW, DIVIDENDS AND TOTAL RETURNS IN THE MODERN REIT ERA

                              [PERFORMANCE GRAPH]

                         8.6% Annual            5.7% Annual
                         Cash Flow              Dividend
                         Growth Rate            Growth Rate
                         -----------            -----------
                         1993.....$1.00         1993.....$0.86
                         1994.....$1.16         1994.....$0.91
                         1995.....$1.28         1995.....$0.97
                         1996.....$1.41         1996.....$1.02
                         1997.....$1.59         1997.....$1.10
                         1998.....$1.86         1998.....$1.18
                         1999.....$2.05         1999.....$1.27
                         2000.....$2.24         2000.....$1.36
                         2001.....$2.33         2001.....$1.41
                         2002.....$2.36         2002.....$1.44
                         2003.....$2.39         2003.....$1.51
                         2004E....$2.46         2004E....$1.57
                         2005E....$2.68         2005E....$1.66
                         2006E....$2.94         2006E....$1.76

Cash Flow Growth          15.5%   10.8%   10.4%   12.4%   16.8%   10.4%    9.3%    3.8%   1.7%    1.3%    2.6%   9.2%   9.5%
Dividend Growth            6.0%    6.8%    4.9%    7.4%    8.0%    7.7%    6.8%    3.8%   1.9%    5.2%    3.6%   6.0%   6.2%
Payout Ratio        86%     78%     76%     72%     69%     63%     62%     61%     60%    61%     63%     64%    62%    60%
NAREIT Returns    19.7%    3.2%   15.3%   35.3%   20.3%  -17.5%   -4.6%   26.4%   13.9%   3.8%   37.1%   31.6%    --     --

Source: NAREIT; Cohen & Steers estimates for 2004, 2005 and 2006.

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                                       3




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                     COHEN & STEERS REALTY FOCUS FUND, INC.

    Although past performance is no guarantee of future results, history has shown that accelerating cash flow and dividend growth rates, which we anticipate for at least the next two years, can have a salutary effect on stock prices. For REITs as with other stocks, it has generally been when growth rates peaked and began declining that stock prices also peaked and began declining. Not coincidentally, when REIT cash flow growth rates last peaked in early 1998, the REIT index peaked as well, and total returns turned negative. By 1998, real estate in the United States had been in recovery for several years and growth rates had been accelerating. But with rents having escalated dramatically in 1996 and 1997, an explosion of new construction in 1998 began to attenuate the dramatic market rental rate increases that commercial landlords had been experiencing. In short, real estate had fully recovered and even though demand from the economy was chugging along nicely, supply had risen up to meet that demand, causing earnings growth rates to peak.

    Accordingly, if the current real estate cycle continues to improve and economic growth remains steady in the 2.5% to 4% range, we believe that real estate stocks can continue to perform well, until such time as market rents rise to the level where developers are induced to build new buildings and rental increases are stifled by new competitive product. We believe that this eventuality is still a couple of years away. Rents, though rising in most markets, are generally nowhere near levels that would justify new construction and will not be for some time in our view. In most instances, we believe it will be several years before new construction makes sense, given that the price of building a building has also escalated dramatically in accordance with the price of steel, concrete, lumber and labor.

    In summary, we anticipate that a steadily growing economy will support demand for real estate and muted new construction will constrain the supply of real estate in many markets. With respect to REITs we believe that cash flow growth will accelerate along with dividend growth. We further believe that correctly anticipating these changing growth rates will be the key to REIT stock price performance again in 2005. Valuations, though above historical averages, are partially reflecting some of these positives in our view. However, valuations are also not at levels that indicate to us a peak in stock prices. As a result, we believe REITs may deliver attractive total returns in

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                                       4




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                     COHEN & STEERS REALTY FOCUS FUND, INC.

2005; and that our focused strategy of crafting a portfolio of the most attractively valued companies will continue to add value.

Sincerely,


             MARTIN COHEN           ROBERT H. STEERS
             MARTIN COHEN           ROBERT H. STEERS
             President              Chairman


            JOSEPH M. HARVEY        JAMES S. CORL
            JOSEPH M. HARVEY        JAMES S. CORL
            Portfolio Manager       Portfolio Manager

-------------------------------------------------------------------------------
         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases,
    profiles of our senior investment professionals, and an
    overview of our investment approach.
-------------------------------------------------------------------------------

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                                       5




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                     COHEN & STEERS REALTY FOCUS FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Realty Focus Fund, Inc. is maximum capital appreciation over the long term through investment in real estate securities. The fund pursues its investment objectives by seeking investments in a limited number of REITs and other real estate companies. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, as well as fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength, growth potential, and valuation. Investments are selected for capital appreciation; current income is incidental to the fund's investment objective.

    For the period September 30, 2004 (commencement of share offering) through December 31, 2004, Class A, B, C and I shares total return was 16.93%, 16.77%, and 16.77%, respectively, compared to 15.23% for the NAREIT Equity REIT Index and 9.23% for the S&P 500 for the same period. In 2004, the fund's Class I shares total return was 40.98%. This compared to 31.6% for the NAREIT Equity REIT Index and 10.9% for the S&P 500. We experienced one of our best years ever in terms of both absolute and relative performance, outperforming our benchmark by a substantial margin. The major theme within the portfolio all year, and in our view the primary driver of REIT stock price appreciation, was the resurgence in growth, both cash flow growth and dividend growth. This has been the guiding force in our stock selection, where we added value in essentially all the property types in our investment universe. Our stock selection and overweight in the mall sector was the greatest single contributor to the fund's performance. Our stock selection and overweight in the apartment sector were, in combination, the second greatest contributor to our performance this year. We were able to add substantial value in the office sector as well. Manufactured housing was the worst performing sector, as lower apartment rents and affordable for-sale housing continued to disadvantage this low-priced housing alternative.


                   COHEN & STEERS REALTY FOCUS FUND -- CLASS A

                         TOTAL RETURNS
                FOR PERIOD ENDED DEC. 31, 2004
                   SINCE INCEPTION (9/30/04)
--------------------------------------------------
Fund                      11.66%(b)
NAREIT Equity(a)          15.23%
S&P 500(a)                 9.23%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
Reflects $9,550 investment made on September 30, 2004

                Cohen and Steers Realty         NAREIT Equity
                Focus Fund - Class A            REIT Index            S&P 500
                ----------------------          ------------          -------
 9/30/04         9550                           10000                 10000
10/31/04        10075                           10535                 10153
11/30/04        10525                           10988                 10564
12/31/04        11166                           11522                 10923



                 COHEN & STEERS REALTY FOCUS FUND -- CLASS B

                         TOTAL RETURNS
                FOR PERIOD ENDED DEC. 31, 2004
                   SINCE INCEPTION (9/30/04)
-----------------------------------------------
Fund                      10.93%(c)
NAREIT Equity(a)          15.23%
S&P 500(a)                 9.23%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                Cohen and Steers Realty         NAREIT Equity
                Focus Fund - Class A            REIT Index            S&P 500
                -----------------------         -------------         -------
9/30/04e        9550                            10000                 10000
10/31/04        10075                           10535                 10153
11/30/04        10525                           10988                 10564
12/31/04        11093                           11522                 10923

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                                       6




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                     COHEN & STEERS REALTY FOCUS FUND, INC.

PERFORMANCE REVIEW -- (CONTINUED)

                    COHEN & STEERS REALTY FOCUS FUND -- CLASS C

                 COHEN & STEERS REALTY FOCUS FUND -- CLASS C

                        TOTAL RETURNS
                FOR PERIOD ENDED DEC. 31, 2004
                   SINCE INCEPTION (9/30/04)
---------------------------------------------------
Fund                      15.60%(d)
NAREIT Equity(a)          15.23%
S&P 500(a)                 9.23%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                Cohen & Steers Realty           NAREIT Equity
                Focus Fund Class C              REIT Index              S&P 500
                ---------------------           -------------           -------
9/30/04(e)            10000                         10000                10000
10/31/04              10546                         10535                10153
11/30/04              11552                         10988                10564
12/31/04              11560                         11522                10923



                  COHEN & STEERS REALTY FOCUS FUND -- CLASS I

                            AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIOD ENDED DEC. 31, 2004

                                                  SINCE INCEPTION
                          1 YEAR      5 YEARS        (5/8/97)
--------------------------------------------------------------
Fund                      40.98%       19.20%         14.97%
NAREIT Equity(a)          31.58%       21.94%         13.30%
S&P 500(a)                10.88%       -2.29%          6.84%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                Cohen & Steers Realty           NAREIT Equity
                FocusFund Class I               REIT Index               S&P 500
                ---------------------           -------------            -------
  5/8/97(f)           100000                        100000                100000
                      109170                        107940                108240
 6/30/97              136266                        120699                116347
                      141689                        122811                119686
12/31/97              137425                        122234                136383
                      128272                        116623                140883
 6/30/98               96602                        104354                126865
                       93752                        101307                153888
12/31/98               88811                         96424                161551
                      103856                        106144                172941
 6/30/99               93366                         97610                162132
                      120723                         96624                186257
12/31/99              113238                         98933                190522
                      104666                        109351                185454
 6/30/00              119602                        117716                183656
                      124804                        122095                169294
12/31/00              129547                        122571                149215
                      135869                        136066                157945
 6/30/01              125774                        132502                134758
                      130289                        139100                149164
12/31/01              145168                        150576                149582
                      153559                        158120                129538
 6/30/02              138141                        143810                107154
                      140283                        144400                116187
12/31/02              140689                        145381                112527
                      167378                        164441                129867
 6/30/03              186459                        180096                133309
                      206056                        198033                149546
12/31/03              231772                        221837                152073
                      228713                        208948                154689
 6/30/04              248156                        226140                151792
12/31/04              290487                        260573                165806


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND SHARES, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. MONTH-END PERFORMANCE INFORMATION CAN BE OBTAINED BY VISITING OUR WEBSITE AT COHENANDSTEERS.COM. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS ON THE REDEMPTION OF FUND SHARES. THROUGH DECEMBER 31, 2005, THE ADVISOR HAS CONTRACTUALLY AGREED TO WAIVE ITS FEE AND/OR REIMBURSE THE FUND FOR EXPENSES INCURRED TO THE EXTENT NECESSARY TO MAINTAIN THE FUND'S OPERATING EXPENSES AT 1.65% FOR THE CLASS A SHARES, 2.30% FOR THE CLASS B SHARES AND
CLASS C SHARES AND 1.30% FOR THE CLASS I SHARES. WITHOUT THIS ARRANGEMENT FUND RETURNS WOULD HAVE BEEN LOWER.

(a) The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are calculated from the date nearest each class's inception for which comparable performance data exist. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(b) Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been 16.93% for the period September 30, 2004 through December 31, 2004.

(c) Return includes a deferred sales charge of 5%. Without the deferred sales charge, the total return would have been 16.77%.

(d) Return includes a deferred sales charge of 1%. Without the deferred sales charge, the total return would have been 16.77%.

(e) Initial offering of shares.

(f) Commencement of operations.

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                                       7

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

                                EXPENSE EXAMPLE

    As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

                                ACTUAL EXPENSES

    The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table on page 9 are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                       8

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

                   EXPENSES AND VALUE OF A $1,000 INVESTMENT
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2004

             ACTUAL FUND RETURN                CLASS A     CLASS B     CLASS C     CLASS I
             ------------------                -------     -------     -------     -------
Beginning Account Value July 1, 2004(a).....  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value December 31, 2004......  $1,169.30   $1,167.70   $1,167.70   $1,270.10
Expenses Paid per $1,000(b).................  $    4.50   $    6.26   $    6.27   $    7.87

        HYPOTHETICAL 5% FUND RETURN            CLASS A     CLASS B     CLASS C     CLASS I
        ---------------------------            -------     -------     -------     -------
Beginning Account Value July 1, 2004........  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value December 31, 2004......  $1,008.40   $1,006.75   $1,006.75   $1,018.12
Expenses Paid per $1,000(b).................  $    4.17   $    5.81   $    5.82   $    7.02

          ANNUALIZED EXPENSE RATIO             CLASS A     CLASS B     CLASS C     CLASS I
          ------------------------             -------     -------     -------     -------
Cohen & Steers Realty Focus Fund............       1.65%       2.30%       2.30%       1.38%

-------------------
(a) Class A, Class B, and Class C initial offering of shares was September 30, 2004.
(b) Expenses are equal to the fund's annualized expense ratio (net of waiver) for each share class, multiplied by the average account value over the period, multiplied by 92 days for Classes A, B, and C or by 184 days for Class I, then divided by 366.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                               DECEMBER 31, 2004
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                  MARKET        % OF
     SECURITY                                                     VALUE      NET ASSETS
     --------                                                   ----------   ----------
 1.  Boston Properties........................................  $5,477,549      7.10%
 2.  Shurgard Storage Centers.................................   4,308,579      5.59
 3.  Taubman Centers..........................................   3,704,815      4.81
 4.  Maguire Properties.......................................   3,509,388      4.55
 5.  Mills Corp. .............................................   3,481,296      4.52
 6.  Sun Communities..........................................   3,244,150      4.21
 7.  BRE Properties...........................................   3,115,963      4.04
 8.  Macerich Co. ............................................   3,077,200      3.99
 9.  Forest City Enterprises..................................   3,044,395      3.95
10.  Starwood Hotels & Resorts Worldwide......................   2,984,240      3.87

                                SECTOR BREAKDOWN
                             (Based on Net Assets)
                                  (Unaudited)

                                   [PIE CHART]


                       Office/Industrial................ 31.19%
                       Residential...................... 23.49%
                       Shopping Center.................. 18.99%
                       Hotel............................ 10.91%
                       Self Storage.....................  7.52%
                       Cash & Other Assets
                         in Excess of Liabilities.......  3.33%
                       Health Care......................  2.93%
                       Diversified......................  1.64%

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                              NUMBER        VALUE
                                                             OF SHARES    (NOTE 1)
                                                             ---------   -----------
EQUITIES                                            96.67%(a)
  DIVERSIFIED                                        1.64%
         Alexander's(b)....................................      5,900   $ 1,268,500
                                                                         -----------
  HEALTH CARE                                        2.93%
         Ventas............................................     82,400     2,258,584
                                                                         -----------
  HOTEL                                             10.91%
         Hilton Hotels Corp. ..............................    108,300     2,462,742
         Host Marriott Corp. ..............................    171,400     2,965,220
         Starwood Hotels & Resorts Worldwide...............     51,100     2,984,240
                                                                         -----------
                                                                           8,412,202
                                                                         -----------
  INDUSTRIAL                                         3.36%
         ProLogis..........................................     59,700     2,586,801
                                                                         -----------
  OFFICE                                            27.83%
         Boston Properties.................................     84,700     5,477,549
         Brookfield Properties Corp. ......................     68,700     2,569,380
         CarrAmerica Realty Corp. .........................     52,000     1,716,000
         Forest City Enterprises...........................     52,900     3,044,395
         Kilroy Realty Corp. ..............................     18,300       782,325
         Maguire Properties................................    127,800     3,509,388
         SL Green Realty Corp. ............................     48,900     2,960,895
         Thomas Properties Group(b)........................    109,300     1,392,482
                                                                         -----------
                                                                          21,452,414
                                                                         -----------
  RESIDENTIAL                                       23.49%
    APARTMENT                                       16.45%
         American Campus Communities.......................     79,500     1,787,955
         AvalonBay Communities.............................     30,100     2,266,530
         BRE Properties....................................     77,300     3,115,963
         Essex Property Trust..............................      8,800       737,440
         GMH Communities Trust.............................     95,700     1,349,370
         Gables Residential Trust..........................     20,300       726,537
         Post Properties...................................     56,100     1,957,890
         Summit Properties.................................     22,800       742,368
                                                                         -----------
                                                                          12,684,053
                                                                         -----------

-------------------
(a) Percentages indicated are based on the net assets of the fund.
(b) Nonincome producing security.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                              NUMBER        VALUE
                                                             OF SHARES    (NOTE 1)
                                                             ---------   -----------
    MANUFACTURED HOME                                7.04%
         Affordable Residential Communities................    152,100   $ 2,182,635
         Sun Communities...................................     80,600     3,244,150
                                                                         -----------
                                                                           5,426,785
                                                                         -----------
         TOTAL RESIDENTIAL.................................               18,110,838
                                                                         -----------
  SELF STORAGE                                       7.52%
         Extra Space Storage...............................    111,700     1,488,961
         Shurgard Storage Centers..........................     97,900     4,308,579
                                                                         -----------
                                                                           5,797,540
                                                                         -----------
  SHOPPING CENTER -- REGIONAL MALL                  18.99%
         CBL & Associates Properties.......................     18,600     1,420,110
         Macerich Co. .....................................     49,000     3,077,200
         Mills Corp. ......................................     54,600     3,481,296
         Simon Property Group..............................     45,700     2,955,419
         Taubman Centers...................................    123,700     3,704,815
                                                                         -----------
                                                                          14,638,840
                                                                         -----------
              TOTAL EQUITIES (Identified
                cost -- $62,788,006).......................               74,525,719

                                                                PRINCIPAL
                                                                  AMOUNT
                                                                ----------
COMMERCIAL PAPER                                        3.44%
         State Street Corp., 1.70%, due 01/03/2005
            (Identified cost -- $2,655,749)..................   $2,656,000     2,655,749
                                                                             -----------
TOTAL INVESTMENTS (Identified
  cost -- $65,443,755)............................    100.11%                 77,181,468
LIABILITIES IN EXCESS OF OTHER ASSETS.............     (0.11)%                   (85,677)
                                                      ------                 -----------
NET ASSETS........................................    100.00%                $77,095,791
                                                      ------                 -----------
                                                      ------                 -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

ASSETS:
    Investments in securities, at value (Identified
       cost -- $65,443,755) (Note 1)........................  $77,181,468
    Receivable for fund shares sold.........................      628,622
    Dividends receivable....................................      387,592
    Receivable due from advisor.............................      108,464
    Other assets............................................          767
                                                              -----------
         Total Assets.......................................   78,306,913
                                                              -----------
LIABILITIES:
    Payable for investment securities purchased.............      995,429
    Payable for fund shares redeemed........................      106,139
    Payable to investment advisor...........................       54,581
    Payable for reports to shareholders.....................       16,749
    Payable for professional fees...........................       14,365
    Payable for distribution fees...........................        3,590
    Payable for directors fees..............................        2,647
    Payable to administrator................................        1,710
    Payable for shareholder servicing fees..................        1,252
    Payable to custodian bank...............................        1,027
    Other liabilities.......................................       13,633
                                                              -----------
         Total Liabilities..................................    1,211,122
                                                              -----------
NET ASSETS..................................................  $77,095,791
                                                              -----------
                                                              -----------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $79,467,403
    Accumulated net realized loss on investments............  (14,109,325)
    Net unrealized appreciation on investments..............   11,737,713
                                                              -----------
                                                              $77,095,791
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2004

CLASS A SHARES:
    NET ASSETS..............................................  $ 3,114,572
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................       58,807
                                                              -----------
    Net asset value and redemption price per share..........  $     52.96
                                                              -----------
                                                              -----------
    Maximum offering price per share ($52.96 [div] 0.955)(a)  $     55.46
                                                              -----------
                                                              -----------
CLASS B SHARES:
    NET ASSETS..............................................  $   741,018
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................       14,003
                                                              -----------
    Net asset value and offering price per share(b).........  $     52.92
                                                              -----------
                                                              -----------
CLASS C SHARES:
    NET ASSETS..............................................  $ 3,034,411
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................       57,330
                                                              -----------
    Net asset value and offering price per share(b).........  $     52.93
                                                              -----------
                                                              -----------
CLASS I SHARES:
    NET ASSETS..............................................  $70,205,790
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    1,324,628
                                                              -----------
    Net asset value, offering and redemption value
       per share............................................  $     53.00
                                                              -----------
                                                              -----------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income (net of $2,000 of foreign withholding
       tax).................................................  $   956,296
    Interest income.........................................       22,543
                                                              -----------
         Total Income.......................................      978,839
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      372,918
    Distribution fees -- Class A (Note 2)...................          832
    Distribution fees -- Class B (Note 2)...................          449
    Distribution fees -- Class C (Note 2)...................        2,308
    Shareholder servicing fees -- Class A (Note 2)..........          333
    Shareholder servicing fees -- Class B (Note 2)..........          150
    Shareholder servicing fees -- Class C (Note 2)..........          769
    Reports to shareholders.................................      130,563
    Professional fees.......................................      123,674
    Directors' fees and expenses (Note 2)...................       46,919
    Registration and filing fees............................       31,226
    Administration and transfer agent fees (Note 2).........       42,569
    Custodian fees and expenses.............................       31,325
    Line of credit fees and expenses (Note 6)...............        1,476
    Miscellaneous...........................................        9,674
                                                              -----------
         Total Expenses.....................................      795,185
    Reduction of Expenses (Note 2)..........................     (200,673)
                                                              -----------
         Net Expenses.......................................      594,512
                                                              -----------
Net Investment Income.......................................      384,327
                                                              -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................    8,559,168
    Net change in unrealized appreciation on investments....    7,139,307
                                                              -----------
         Net realized and unrealized gain on investments....   15,698,475
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $16,082,802
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE             FOR THE
                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2004   DECEMBER 31, 2003
                                                   -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income...................     $   384,327         $   384,184
         Net realized gain on investments........       8,559,168           4,148,622
         Net change in unrealized appreciation on
            investments..........................       7,139,307           3,710,763
                                                      -----------         -----------
              Net increase in net assets
                resulting from operations........      16,082,802           8,243,569
                                                      -----------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income:
              Class A............................         (33,632)                 --
              Class B............................          (7,384)                 --
              Class C............................         (29,646)                 --
              Class I............................      (1,236,072)         (1,143,611)
                                                      -----------         -----------
                  Total dividends and
                    distributions to shareholders      (1,306,734)         (1,143,611)
                                                      -----------         -----------
    Capital Stock Transactions (Note 5):
         Increase in net assets from fund share
            transactions.........................      33,844,916           3,169,414
                                                      -----------         -----------
              Total increase in net assets.......      48,620,984          10,269,372
    Net Assets:
         Beginning of year.......................      28,474,807          18,205,435
                                                      -----------         -----------
         End of year.............................     $77,095,791         $28,474,807
                                                      -----------         -----------
                                                      -----------         -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                              CLASS A               CLASS B              CLASS C
                                                        ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                         FOR THE PERIOD SEPTEMBER 30, 2004(a) THROUGH DECEMBER 31, 2004
--------------------------------                        ---------------------------------------------------------------
Net asset value, beginning of year....................         $45.82                $45.82               $45.82
                                                               ------                ------               ------
Income from investment operations:
   Net investment income..............................           0.22(b)               0.20(b)              0.15(b)
   Net realized and unrealized gain/(loss) on
     investments......................................           7.53                  7.47                 7.53
                                                               ------                ------               ------
       Total income from investment operations........           7.75                  7.67                 7.68
                                                               ------                ------               ------
Less dividends and distributions to shareholders from:
   Net investment income..............................          (0.61)                (0.57)               (0.57)
   Tax return of capital..............................             --                    --                   --
                                                               ------                ------               ------
       Total dividends and distributions to
         shareholders.................................          (0.61)                (0.57)               (0.57)
                                                               ------                ------               ------
Net increase/(decrease) in net assets.................           7.14                  7.10                 7.11
                                                               ------                ------               ------
Net asset value, end of year..........................         $52.96                $52.92               $52.93
                                                               ------                ------               ------
                                                               ------                ------               ------
-----------------------------------------------------------------------------------------------------------------------
Total investment return(c)............................          16.93%                16.77%               16.77%
                                                               ------                ------               ------
                                                               ------                ------               ------
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).................         $  3.1                $  0.7               $  3.0
                                                               ------                ------               ------
                                                               ------                ------               ------
Ratio of expenses to average daily net assets (before
 expense reduction)(d)................................           3.07%                 4.07%                3.78%
                                                               ------                ------               ------
                                                               ------                ------               ------
Ratio of expenses to average daily net assets (net of
 expense reduction)(d)................................           1.65%                 2.30%                2.30%
                                                               ------                ------               ------
                                                               ------                ------               ------
Ratio of net investment income to average daily net
 assets (before expense reduction)(d).................           0.31%                 (.19)%              (0.31)%
                                                               ------                ------               ------
                                                               ------                ------               ------
Ratio of net investment income to average daily net
 assets (net of expense reduction)(d).................           1.73%                 1.58%                1.17%
                                                               ------                ------               ------
                                                               ------                ------               ------
Portfolio turnover rate(c)............................         179.95%               179.95%              179.95%
                                                               ------                ------               ------
                                                               ------                ------               ------

-------------------
(a) Initial offering of shares.

(b) Calculated based on the average shares outstanding during the period.

(c) Not annualized.

(d) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                        CLASS I
                                        ------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2004           2003           2002           2001           2000
--------------------------------        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....     $38.55         $27.50         $26.63         $26.60         $26.76
                                           ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income..............       0.41(a)        0.64           0.73           0.69           0.85
   Net realized and unrealized
     gain/(loss) on investments.......      15.16          12.06           1.29           0.49           0.01
                                           ------         ------         ------         ------         ------
       Total income from investment
         operations...................      15.57          12.70           2.02           1.18           0.86
                                           ------         ------         ------         ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (1.18)         (1.67)         (1.21)         (0.52)         (1.02)
   Tax return of capital..............         --             --             --          (0.63)            --
                                           ------         ------         ------         ------         ------
       Total dividends and
         distributions to
         shareholders.................      (1.18)         (1.67)         (1.21)         (1.15)         (1.02)
                                           ------         ------         ------         ------         ------
Redemption fees retained by the fund..       0.06           0.02           0.06             --             --
                                           ------         ------         ------         ------         ------
   Net increase/(decrease) in net
     assets...........................      14.45          11.05           0.87           0.03          (0.16)
                                           ------         ------         ------         ------         ------
Net asset value, end of year..........     $53.00         $38.55         $27.50         $26.63         $26.60
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
----------------------------------------------------------------------------------------------------------------
Total investment return...............      40.98%         46.89%          7.67%          4.39%          3.38%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions)..    $ 70.2         $ 28.5         $ 18.2         $ 20.2         $ 33.5
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets (before expense reduction)....       1.89%          1.99%          2.09%          1.83%          2.40%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets (net of expense reduction)....       1.43%          1.50%          1.50%          1.83%          2.37%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................       0.45%          1.33%          1.96%          2.16%          3.07%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................       0.92%          1.82%          2.55%          2.16%          3.10%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Portfolio turnover rate...............     179.95%        181.13%        179.19%        107.68%         58.99%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------

-------------------
(a) Calculated based on the average shares outstanding during the period.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Focus Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company. The fund, formerly known as Cohen & Steers Special Equity Fund, Inc, changed its name to Cohen & Steers Realty Focus Fund, Inc. on September 30, 2004. The authorized shares of the fund are divided into four classes designated Class A, B, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

    The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities that result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(deprecation) and realized gain/(loss) on investment as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semiannually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the advisor receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the fund. For the year ended December 31, 2004, the fund incurred $372,918 in advisory fees.

    For the period January 1, 2004 through September 29, 2004, the fund's advisor contractually agreed to waive its investment advisory fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the total annual operating expenses of 1.50% for Class I shares. Effective September 30, 2004 and through December 31, 2005, the fund's advisor has contractually agreed to waive its investment advisory fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the total annual operating expenses of 1.65% for Class A shares, 2.30% for Class B and Class C shares, and 1.30% for Class I shares. The expense waiver excludes interest, taxes, brokerage, and extraordinary expenses. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. After December 31, 2005, the expense limitation may be terminated or revised at any time, at which time the fund's expenses may increase and its total return may be reduced depending on the total assets of the fund. For the year ended December 31, 2004, the investment advisor waived investment advisory fees of $200,673.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a monthly fee in an amount equal to 1/12th of 0.02% of the fund's average daily net assets. For the year ended December 31, 2004, the fund paid the advisor $8,287 in fees under this administration agreement.

    Distribution Fees: Cohen & Steers Securities, LLC (the distributor), an affiliated entity of Cohen & Steers Capital Management, Inc., distributes the shares of the fund. The fund has adopted a distribution plan (the plan) on behalf of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares For the year ended December 31, 2004, the fund paid $3,589 in fees under the plan.

    For the year ended December 31, 2004, the fund has been advised that the distributor received $1,871 in sales commissions from the sale of Class A shares and that the distributor also received $30 and $0 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class B and C shares, including payments to dealers and other financial intermediaries for selling Class B and C shares and interest and other financing costs associated with Class B and C shares.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares. For the year ended December 31, 2004, the fund paid $1,252 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $46,919.

    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2004 totaled $105,010,145 and $73,406,051, respectively.

NOTE 4. INCOME TAXES

    The fund had no return of capital for the year ended December 31, 2004. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                      FOR THE YEAR ENDED
                                                         DECEMBER 31,
                                                    -----------------------
                                                       2004         2003
                                                    ----------   ----------
Ordinary income:
    Class A.......................................  $   33,632   $       --
    Class B.......................................       7,384           --
    Class C.......................................      29,646           --
    Class I.......................................   1,236,072    1,143,611
                                                    ----------   ----------
         Total dividends and distributions to
            shareholders..........................  $1,306,734   $1,143,611
                                                    ----------   ----------
                                                    ----------   ----------

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    At December 31, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost.....................................  $65,670,304
                                                     -----------
                                                     -----------
Gross unrealized appreciation......................  $11,663,977
Gross unrealized depreciation......................  $  (152,813)
                                                     -----------
Net unrealized appreciation........................  $11,511,164
                                                     -----------
                                                     -----------

    Differences between book and tax basis unrealized appreciation are primarily due to wash sales on portfolio transactions.

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to taxable overdistribution of income and wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2004, the fund increased undistributed net investment income by $922,407 and decreased paid-in capital by $922,407, related primarily to taxable overdistribution of income in the current year. For the year ended December 31, 2004, the Fund did not have any undistributed ordinary income or capital gains.

    At December 31, 2004, the fund had tax basis capital losses, which may be carried over to offset future capital gains, as follows:

Capital loss carryovers expiring in:

2006...............................................  $ 6,266,404
2007...............................................    6,065,253
2008...............................................    1,314,704
2009...............................................      236,415
                                                     -----------
                                                     $13,882,776
                                                     -----------
                                                     -----------

    For the year ended December 31, 2004, the fund utilized capital loss carryovers of $8,575,326.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. At December 31, 2004, Cohen & Steers Capital Management, Inc. owned 22 shares of Class A, Class B, and Class C shares and 5,480 shares of Class I shares. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                                     FOR THE PERIOD
                                                   SEPTEMBER 30, 2004
                                                         THROUGH
                                                    DECEMBER 31, 2004
                                                   -------------------
                                                   SHARES     AMOUNT
                                                   ------   ----------
CLASS A:
Sold.............................................  58,596   $2,932,895
Issued as reinvestment of dividends..............     329       17,301
Redeemed.........................................    (118)      (5,626)
                                                   ------   ----------
Net increase.....................................  58,807   $2,944,570
                                                   ------   ----------
                                                   ------   ----------
CLASS B:
Sold.............................................  14,004   $  710,245
Issued as reinvestment of dividends..............      61        3,215
Redeemed.........................................     (62)      (3,136)
                                                   ------   ----------
Net increase/(decrease)..........................  14,003   $  710,324
                                                   ------   ----------
                                                   ------   ----------
CLASS C:
Sold.............................................  57,767   $2,898,809
Issued as reinvestment of dividends..............     298       15,631
Redeemed.........................................    (735)     (36,759)
                                                   ------   ----------
Net increase.....................................  57,330   $2,877,681
                                                   ------   ----------
                                                   ------   ----------

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                       FOR THE                  FOR THE
                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 2004        DECEMBER 31, 2003
                               -----------------------   ----------------------
                                SHARES       AMOUNT       SHARES      AMOUNT
                               --------   ------------   --------   -----------
CLASS I:
Sold.........................   858,501   $ 39,387,863    166,537   $ 5,988,858
Issued as reinvestment of
  dividends..................    22,056      1,059,712     29,602     1,049,429
Redeemed.....................  (294,496)   (13,210,352)  (119,543)   (3,884,204)
Redemption fees retained by
  the fund(a)................        --         75,118         --        15,331
                               --------   ------------   --------   -----------
Net increase.................   586,061   $ 27,312,341     76,596   $ 3,169,414
                               --------   ------------   --------   -----------
                               --------   ------------   --------   -----------

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Income Fund, Inc., and Cohen & Steers Utility Fund, Inc. is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement.

    At December 31, 2004, the fund had no loans outstanding. During the year ended December 31, 2004, the fund did not have any loans outstanding. For the year ended December 31, 2004, the fund paid commitment fees and other expenses of $1,476.

-------------------
(a) The fund charges a 1% redemption fee on shares sold within six months of the time of purchase.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers Realty Focus Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Focus Fund, Inc. (the 'Fund', formerly Cohen & Steers Special Equity Fund, Inc.) at
December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York
February 21, 2005

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                      TAX INFORMATION -- 2004 (UNAUDITED)

    Pursuant to the Jobs and Growth Tax Relief Reconcilation Act of 2003, the fund designates qualified dividend income of $28,718. Additionally, the fund had no long term capital gain distributions.

    Shareholders are advised to consult with their own tax advisors as to the federal, state, and local tax status of income received.

                               OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

                             MANAGEMENT OF THE FUND

    The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

    The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

                                                           PRINCIPAL OCCUPATION      NUMBER OF FUNDS
                                                            DURING PAST 5 YEARS    WITHIN FUND COMPLEX    LENGTH
                         POSITION(S) HELD     TERM OF        (INCLUDING OTHER      OVERSEEN BY DIRECTOR   OF TIME
NAME, ADDRESS AND AGE(a)    WITH FUND         OFFICE        DIRECTORSHIPS HELD)    (INCLUDING THE FUND)   SERVED
----------------------      ---------         ------        -------------------    --------------------   ------
Interested Directors(b)
Robert H. Steers .....  Director, chairman  Until next   Co-chairman and co-chief          14              Since
Age: 51                    of the board,    election of  executive officer of the                        inception
                           and secretary     directors   advisor since 2003 and
                                                         prior to that, chairman
                                                         of the advisor. President
                                                         of Cohen & Steers
                                                         Securities, LLC, the
                                                         fund's distributor.

Martin Cohen .........      Director,       Until next   Co-chairman and co-chief          14              Since
Age: 55                   president and     election of  executive officer of the                        inception
                             treasurer       directors   advisor since 2003 and
                                                         prior to that, president
                                                         of the advisor. Vice
                                                         president of Cohen &
                                                         Steers Securities, LLC,
                                                         the fund's distributor.

Disinterested Directors

Bonnie Cohen(c).......       Director       Until next   Consultant. Prior                 14             2001 to
Age: 61                                     election of  thereto, Undersecretary                          present
                                             directors   of State, United States
                                                         Department of State.
                                                         Director of Wellsford
                                                         Real Properties, Inc.

George Grossman ......       Director       Until next   Attorney-at-law.                  14              Since
Age: 50                                     election of                                                  inception
                                             directors
                                                                                    (table continued on next page)

-------------------
(a) The address for all directors is 757 Third Avenue, New York, NY 10017.
(b) 'Interested person,' as defined in the 1940 Act, of the fund because of affiliation with Cohen & Steers Capital Management, Inc., the fund's advisor.
(c) Martin Cohen and Bonnie Cohen are unrelated.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

(table continued from preceding page)


                                                           PRINCIPAL OCCUPATION      NUMBER OF FUNDS
                                                            DURING PAST 5 YEARS    WITHIN FUND COMPLEX    LENGTH
                         POSITION(S) HELD     TERM OF        (INCLUDING OTHER      OVERSEEN BY DIRECTOR   OF TIME
NAME, ADDRESS AND AGE(a)    WITH FUND         OFFICE        DIRECTORSHIPS HELD)    (INCLUDING THE FUND)   SERVED
------------------------    ---------         ------        -------------------    --------------------   ------
Richard E. Kroon .....       Director       Until next   Board member of Finlay            14             2004 to
Age: 62                                     election of  Enterprises, Inc.                                present
                                             directors   (operator of department
                                                         store fine jewelry leased
                                                         departments), and several
                                                         private companies; member
                                                         of Investment
                                                         Subcommittee, Monmouth
                                                         University, retired
                                                         Chairman and Managing
                                                         Partner of Sprout Group
                                                         venture capital funds,
                                                         then an affiliate of
                                                         Donaldson, Lufkin and
                                                         Jenrette Securities
                                                         Corporation; and former
                                                         chairman of the National
                                                         Venture Capital
                                                         Association.

Richard J. Norman ....       Director       Until next   Private investor.                 14             2001 to
Age: 61                                     election of  President of the Board of                        present
                                             directors   Directors of Maryland
                                                         Public Television and
                                                         board member of The
                                                         Salvation Army. Prior
                                                         thereto, investment
                                                         representative of Morgan
                                                         Stanley Dean Witter.

Frank K. Ross ........       Director       Until next   Board member of NCRIC             14             2004 to
Age: 61                                     election of  Group, Inc. (insurance)                          present
                                             directors   and Pepco Holdings, Inc.
                                                         (electric utility).
                                                         Formerly, Midatlantic
                                                         Area Managing Partner for
                                                         Audit and Risk Advisory
                                                         Services at KPMG LLP and
                                                         Managing Partner of its
                                                         Washington, DC office.

Willard H. Smith, Jr..       Director       Until next   Board member of Essex             14             1996 to
Age: 68                                     election of  Property Trust, Inc.,                            present
                                             directors   Highwoods Properties,
                                                         Inc., Realty Income
                                                         Corporation and Crest Net
                                                         Lease, Inc. Managing
                                                         Director at Merrill Lynch
                                                         & Co., Equity Capital
                                                         Markets Division from
                                                         1983 to 1995.

C. Edward Ward, Jr....       Director       Until next   Member of the board of            14             2004 to
Age: 58                                     election of  trustees of Manhattan                            present
                                             directors   College, Riverdale, New
                                                         York. Formerly head of
                                                         closed-end fund listings
                                                         for the New York Stock
                                                         Exchange.

-------------------
(a) The address of all directors is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

    The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                           POSITION(S) HELD
NAME, ADDRESS AND AGE*         WITH FUND           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------         ---------           ----------------------------------------
Joseph M. Harvey ......  Vice president         President of the advisor since 2003 and, prior
Age: 40                                         to that, senior vice president and director of
                                                investment research of the advisor.

Adam M. Derechin ......  Vice president and     Chief operating officer of the advisor since
Age: 40                    assistant treasurer  2003 and prior to that, senior vice president of the advisor.

James S. Corl .........  Vice president         Executive vice president and chief investment
Age: 38                                         officer for real estate securities investments
                                                of the advisor since 2004, and prior to that,
                                                senior vice president of the advisor.

Lawrence B. Stoller ...  Assistant secretary    Executive vice president and general counsel
Age: 41                                         of the advisor, since 2004; Chief legal
                                                officer of Cohen & Steers Securities, LLC.
                                                Prior to that, senior vice president and
                                                general counsel of the advisor, associate
                                                general Counsel, Neuberger Berman Management,
                                                Inc. (money manager); and assistant general
                                                counsel, The Dreyfus Corporation (money
                                                manager).

John E. McLean ........  Chief compliance       Vice president and associate general counsel
Age: 34                    officer              of Cohen & Steers Capital Management since
                                                September 2003. Prior to that, vice president,
                                                Law & Regulation, J. & W. Seligman & Co.
                                                Incorporated (money manager); and associate,
                                                Battle Fowler LLP (law firm).

-------------------
* The address of each officer is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


              FOR HIGH CURRENT INCOME:                           FOR TOTAL RETURN:

                 COHEN & STEERS                                    COHEN & STEERS
               REALTY INCOME FUND                                   REALTY SHARES

         DESIGNED FOR INVESTORS SEEKING A HIGH               DESIGNED FOR INVESTORS SEEKING MAXIMUM
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME
         INVESTING PRIMARILY IN REITS                        AND CAPITAL APPRECIATION, INVESTING
         A, B, C AND I SHARES AVAILABLE                      PRIMARILY IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                FOR TOTAL RETURN:                                FOR CAPITAL APPRECIATION:

                 COHEN & STEERS                                      COHEN & STEERS
                  UTILITY FUND                                      REALTY FOCUS FUND


         DESIGNED FOR INVESTORS SEEKING MAXIMUM              DESIGNED FOR INVESTORS SEEKING MAXIMUM
         TOTAL RETURN THROUGH BOTH CURRENT INCOME            CAPITAL APPRECIATION, INVESTING IN A
         AND CAPITAL APPRECIATION, INVESTING                 LIMITED NUMBER OF REITS AND OTHER REAL
         PRIMARILY IN UTILITIES                              ESTATE COMPANIES
         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE
                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES
         OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS
           CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND.
         PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISOR
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Bonnie Cohen                             FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
George Grossman                          Boston, MA 02110
Director
                                         TRANSFER AGENT
Richard E. Kroon                         Boston Financial Data Services, Inc.
Director                                 66 Brooks Drive
                                         Braintree, MA 02184
Richard J. Norman                        (800) 437-9912
Director
                                         LEGAL COUNSEL
Frank K. Ross                            Simpson Thacher & Bartlett LLP
Director                                 425 Lexington Avenue
                                         New York, NY 10017
Willard H. Smith Jr.
Director                                 DISTRIBUTOR
                                         Cohen & Steers Securities, LLC
C. Edward Ward, Jr.                      757 Third Avenue
Director                                 New York, NY 10017

James S. Corl                            Nasdaq Symbol: Class A -- CSFAX
Vice president                                                B -- CSFBX
                                                              C -- CSFCX
Adam Derechin                                                 I -- CSSPX
Vice president and assistant treasurer
                                         Web site: cohenandsteers.com
Joseph M. Harvey
Vice president                           This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
Lawrence B. Stoller                      Realty Focus Fund, Inc. unless
Assistant secretary                      accompanied or preceded by the
                                         delivery of a currently effective
                                         prospectus setting forth details of
                                         the fund. Past performance, of course,
                                         is no guarantee of future results and
                                         your investment may be worth more or
                                         less at the time you sell.

--------------------------------------------------------------------------------
                                       32

              COHEN & STEERS
             REALTY FOCUS FUND


             -----------------
               ANNUAL REPORT
             DECEMBER 31, 2004






COHEN & STEERS
REALTY FOCUS FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 757 Third Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that Frank K. Ross, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                       2004      2003
                     -------   -------
Audit Fees           $52,500   $40,000
Audit-Related Fees     6,000     6,000
Tax Fees              12,600     9,800
All Other Fees            --        --

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant's principal accountant relating to after-tax return calculations. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                       2004      2003
                     -------   -------
Audit-Related Fees        --        --
Tax Fees                  --        --

All Other Fees       $62,500   $49,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the registrant's principal accountant for the investment adviser.

(e) (2) No services included in (b) - (d) above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant were $86,600 and $65,300, respectively.

(h) The registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY FOCUS FUND, INC.


By: /s/ Robert H. Steers
    -----------------------------------
    Name: Robert H. Steers
    Title: Chairman

Date: March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert H. Steers                  By: /s/ Martin Cohen
    -----------------------------------       ----------------------------------
    Name: Robert H. Steers                    Name: Martin Cohen
    Title: Chairman, Secretary and            Title: President, Treasurer and
              principal executive                       principal financial
              officer                                   officer

Date: March 8, 2005



                         STATEMENT OF DIFFERENCES
                         ------------------------

The section symbol shall be expressed as................................  'SS'
The division sign shall be expressed as................................. [div]